Summary of debt ratio information (Details) ₨ in Thousands, $ in Thousands	Mar. 31, 2021 USD ($)	Mar. 31, 2021 INR (₨)	Mar. 31, 2020 USD ($)	Mar. 31, 2020 INR (₨)	Mar. 31, 2019 INR (₨)	Mar. 31, 2018 INR (₨)
Disclosure of objectives, policies and processes for managing capital [line items]
Less: cash and cash equivalents (Note 28)	$ (23,402)	₨ (1,711,589)	$ (8,836)	₨ (646,229)	₨ (1,363,671)	₨ (2,465,073)
Equity	15,831	1,157,828		1,491,941
Total Equity	$ 15,903	1,163,075		1,510,974	₨ 2,379,170	₨ (225,279)
Debt Covenants [member]
Disclosure of objectives, policies and processes for managing capital [line items]
Borrowings (Note 32)		131,055		985,457
Less: cash and cash equivalents (Note 28)		(1,711,589)		(1,365,370)
Net debt		(1,580,534)		(379,913)
Share warrants (Note 36)		32,391		418,266
Equity		1,157,828		1,491,941
Total Equity		₨ 1,190,219		₨ 1,910,207
Gearing ratio (Net debt / total equity + net debt)	404.94%	404.94%	(24.83%)	(24.83%)